SUMMIT FINANCIAL CORPORATION
                              POST OFFICE BOX 1087
                          937 NORTH PLEASANTBURG DRIVE
                        GREENVILLE, SOUTH CAROLINA 29602
                                 (864) 242-2265


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.    )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]     Preliminary  Proxy  Statement
[  ]     Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[  ]     Definitive  Additional  Materials
[  ]     Soliciting  Material  Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

     SUMMIT  FINANCIAL  CORPORATION
     (Name  of  Registrant  as  Specified  in  its  Charter)

     (Name  of  Person(s)  Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]     No  fee  required.
[  ]     Fee  computed  on  table  below  per Exchange Act Rules 14a-6(I)(1) and
0-11.
     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[  ]     Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the dat of its filing.
     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                          SUMMIT FINANCIAL CORPORATION



                                          March  16,  2001


Dear  Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Summit Financial Corporation. The meeting will be held at The Thornblade Club, 1275 Thornblade Boulevard, Greer, South Carolina on Wednesday, April 18, 2001, at 10:00 a.m.

     The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as representatives of KPMG LLP, the Corporation's independent auditors, will be present to respond to appropriate questions from shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We  look  forward  to  seeing  you  at  the  meeting.


                                  Sincerely,

                                   /s/  J.  Randolph  Potter

                                  J.  Randolph  Potter
                                  President  and  Chief  Executive  Officer

                          SUMMIT FINANCIAL CORPORATION
                              POST OFFICE BOX 1087
                          937 NORTH PLEASANTBURG DRIVE
                        GREENVILLE, SOUTH CAROLINA 29602
                                 (864) 242-2265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------
                            TO BE HELD APRIL 18, 2001

     The Annual Meeting of the shareholders of SUMMIT FINANCIAL CORPORATION will be held at The Thornblade Club, 1275 Thornblade Boulevard, Greer, South Carolina on Wednesday, April 18, 2001, at 10:00 a.m. for the following purpose:

1) To elect six directors to the Board of Directors of Summit Financial Corporation; and

2)     To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Shareholders of record at the close of business on March 1, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

     Also enclosed is a copy of Summit Financial Corporation's 2000 Annual Report to Shareholders.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                              /s/  J.  Randolph  Potter

                              J.  RANDOLPH  POTTER
                              PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER


March  16,  2001
Greenville,  South  Carolina

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE WHICH HAS BEEN PROVIDED SO THAT YOUR VOTE MAY BE RECORDED.

                          SUMMIT FINANCIAL CORPORATION
                              POST OFFICE BOX 1087
                          937 NORTH PLEASANTBURG DRIVE
                        GREENVILLE, SOUTH CAROLINA  29602
                                 (864) 242-2265


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------
                          TO BE HELD ON APRIL 18, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Summit Financial Corporation ("Summit Financial", "the Corporation") to be used at the Annual Meeting of Shareholders of the Corporation. The Corporation is the parent holding company for Summit National Bank and Freedom Finance, Inc. The Annual Meeting will be held at The Thornblade Club, 1275 Thornblade Boulevard, Greer, South Carolina, on Wednesday, April 18, 2001, at 10:00 a.mThe enclosed proxy is solicited BY AND ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about March 16, 2001.


                           VOTING AND PROXY PROCEDURE
                           --------------------------

WHO  CAN  VOTE  AT  THE  MEETING

     You are entitled to vote your Summit Financial Corporation common stock if the records of the Corporation showed that you held your shares as of the close of business on March 1, 2001. As of the close of business on that date, a total of 3,598,318 shares of Summit Financial Corporation common stock were outstanding. Each share of common stock has one vote on each matter to come before the meeting.

VOTE  REQUIRED

     The Annual Meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

HOW  YOU  CAN  VOTE

     You may vote your shares in person by attending the Annual Meeting or by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If your Summit Financial common stock is held in "street name" (through a broker or other nominee), you will receive instructions from your broker or other nominee on how to vote your shares. Your broker may allow you to deliver your voting instructions via the telephone or the Internet.

ATTENDING  THE  MEETING

     If you are a beneficial owner of Summit Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Summit Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee which holds your shares.

VOTING  BY  PROXY

     This Proxy Statement is being sent to you by the Board of Directors of Summit Financial for the purpose of requesting that you allow your shares of Summit Financial common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Summit Financial common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted "FOR" all nominees for Director.

     If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your Summit Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Corporation does not know of any other matters to be presented at the meeting.

HOW  YOU  MAY  REVOKE  YOUR  PROXY  OR  CHANGE  YOUR  VOTE

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Corporation in writing before your shares have been voted at the Annual Meeting, submit a later dated vote either by telephone or internet (if permitted by your broker), or a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.


                                 STOCK OWNERSHIP
                                 ---------------

     As of March 1, 2001, there were no persons other than Mr. Ivan E. Block, 210 League Road, Simpsonville, South Carolina 29681, specified in the following table of Director information, known to the Corporation to be the beneficial owner of more than 5% of the Corporation's common stock. A person may be considered to beneficially own any share of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

     As of March 1, 2001, Mr. Block owned 263,482 shares, or 6.6%, of the Corporation's outstanding common stock. Mr. Block's holdings include exercisable options to purchase 16,885 shares of the Corporation's common stock granted under the 1995 Non-Employee Stock Option Plan.

     Refer to the table in the following section which provides information about the shares of Summit Financial Corporation common stock that may be considered to be beneficially owned by each director or nominee for director of the Corporation and each named executive officer, and by all directors and named executive officers of the Corporation as a group as of March 1, 2001.

                       PROPOSAL 1 - ELECTION OF DIRECTORS
                       ----------------------------------

     As provided in the Corporation's Bylaws, the Board of Directors has fixed the number of directors at thirteen. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Six directors have been nominated for election at the Annual Meeting to serve for various terms from one to three years, as indicated on the following table, or until their respective successors have been elected and qualified. The nominees are James G. Bagnal, III, Ivan E. Block, J. Earle Furman, Jr., T. Wayne McDonald, Allen H. McIntyre, and James B. Schwiers, all of whom are currently directors of the Corporation.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

     Information and business experience regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for at least the last five years.

NOMINEES  FOR  ELECTION  AS  DIRECTORS

     JAMES G. BAGNAL, III joined Summit Financial Corporation as regional president of Summit National Bank during 2000. He served as regional president in Spartanburg, South Carolina for Regions Bank from 1998 to 2000 and president of Spartanburg National Bank in Spartanburg, South Carolina for 10 years prior to 1998.
     IVAN E. BLOCK is chairman and CEO of the Crown Metro, Inc. group of companies, which are engaged in the production and supply of fine organic chemicals and specialty wood and floor coatings.
     J. EARLE FURMAN, JR. is president of NAI Earle Furman, LLC, a commercial and industrial real estate brokerage firm.
     T. WAYNE MCDONALD is a physician specializing in gynecology. He is currently associated with the Highlands Center for Women.
     ALLEN H. MCINTYRE is president of ChemPro, Inc., a company in the consumer packaged goods industry.
     JAMES B. SCHWIERS is the executive vice president and chief operating officer of Summit National Bank.

DIRECTORS  CONTINUING  IN  OFFICE

     JOHN W. HOUSER is the president of Piedmont Management of Fairforest, Inc., a consulting firm. He is a partner in Piedmont Brokerage and Universal Packaging, which are involved in the manufacturing and sales of corrugated boxes.
     LARRY A. MCKINNEY is president and CEO of ElDeCo, Inc., an electrical contracting firm.
     DAVID C. POOLE is president of David C. Poole Co., Inc., a dealer in synthetic fibers and polymers.
     GEORGE O. SHORT, JR. has been a senior partner with Cherry, Bekaert & Holland, LLP since the 1999 merger of his firm, George O. Short & Associates, Certified Public Accountants, P.A., with Cherry, Bekaert & Holland. He has been a practicing certified public accountant for over 30 years.
     C. VINCENT BROWN is an attorney and is president of Brown, Massey, Evans, McLeod and Haynsworth, Attorneys at Law, P.A., where he has practiced tax and corporate law for over 30 years.
     JOHN A. KUHNE served as the president of Belk-Simpson Co. Department Stores from 1983 until its sale in 1998. He is currently a private investor.
     J. RANDOLPH POTTER is president and chief executive officer of the Corporation and its two subsidiaries, Summit National Bank, and Freedom Finance, Inc.

     The following table sets forth the names, ages and present occupations of the nominees for director of the Corporation, the directors continuing in office, and the named executive officers. It also sets forth the number of shares and percentage of outstanding shares of the Corporation's common stock beneficially owned, directly or indirectly, on March 1, 2001 by the nominees, continuing directors, and named executive officers individually, and by directors and named executive officers of the Corporation as a group.


                                                                                            SHARES  OF  COMMON
                                                                                            STOCK  BENEFICIALLY
                                                                                                   OWNED;
                                 PRINCIPAL  OCCUPATIONS;                                       PERCENTAGE  OF
                                  POSITIONS  WITH  THE                             DIRECTOR    COMMON  STOCK
NAME  [AGE]                            CORPORATION                                   SINCE      OUTSTANDING
--------------------------   -----------------------------------------------------  -------   -----------------
                                                                                                 (1)      (2)
                                      NOMINEES FOR ELECTION AS DIRECTORS
                                     FOR THREE YEAR TERMS EXPIRING IN 2004
                            ---------------------------------------------------------
James G. Bagnal, III  [56]  Regional President, Summit National Bank; Greenville, SC   2000     10,634      *

Ivan E. Block  [55]         Chairman & CEO, Crown Metro, Inc.; Greenville, SC          1989    263,482    6.6%  (3)

J. Earle Furman, Jr.  [53]  President, NAI Earle Furman, LLC; Greenville, SC           1989     76,329    1.9%  (3)

T. Wayne McDonald  [61]     Physician, Highlands Center for Women; Greenville, SC      1989     78,933    2.0%  (3)


                                      FOR TWO YEAR TERM EXPIRING IN 2003
                            ---------------------------------------------------------
Allen H. McIntrye [44]      President, ChemPro, Inc.; Spartanburg, SC                  2000      3,520       *


                                      FOR ONE YEAR TERM EXPIRING IN 2002
                            ---------------------------------------------------------
James B. Schwiers  [42]     Executive Vice President & COO,
                            Summit National Bank; Greenville, SC                       2000    122,378    3.1%  (4)

                                        DIRECTORS CONTINUING IN OFFICE
                                            TERMS EXPIRING IN 2002
                            ---------------------------------------------------------
John W. Houser  [57]        President, Piedmont Management of Fairforest, Inc.;
                            Duncan, SC                                                 1989     78,821    2.0%  (3)

Larry A. McKinney  [59]     President & CEO, ElDeCo, Inc.; Greenville, SC              1993    112,559    2.8%  (3)

David C. Poole  [62]        President, David C. Poole Co., Inc.; Greenville, SC
                            Secretary, Summit Financial Corporation                    1989    166,025    4.2%  (3)

George O. Short, Jr.  [68]  Partner, Cherry, Bekaert & Holland LLP; Greenville, SC     1989     73,932    1.9%  (3)

                                               TERMS EXPIRING IN 2003
                            ---------------------------------------------------------
C. Vincent Brown  [61]      President, Brown, Massey, Evans, McLeod & Haynsworth,
                            Attorneys at Law, P.A.; Greenville, SC
                            Chairman, Summit Financial Corporation                     1989    192,237    4.8%  (5)

John A. Kuhne  [56]         Private Investor; Greenville, SC
                            Vice Chairman, Summit Financial Corporation                1989     68,810    1.7%  (6)

J. Randolph Potter  [54]    President & CEO, Summit Financial Corporation;
                            Greenville, SC                                             1989    159,005    4.0%  (7)

                            NAMED EXECUTIVE OFFICER (10)
Blaise B. Bettendorf  [38]  Senior Vice President & CFO, Summit Financial
                            Corporation; Greenville, SC                                N.A.    105,730    2.7%  (8)

                            All Directors and named executive officers
                            as a group (14 persons)                                          1,512,395   38.1%  (9)


FOOTNOTES  TO  PRECEDING  TABLE:
*  -  Less than 1% beneficial ownership.
(1)  -     Pursuant  to  Rule  13d-3  under  the  Exchange  Act, a person is deemed to be the beneficial owner, for purposes  of  this table, of any shares of the Corporation's common stock if he or she has voting and/or investment power  with  respect  to  such  security or has a right to acquire, through  the exercise of outstanding options or otherwise,  beneficial  ownership at any time within 60 days from March 1, 2001.  The table includes certain shares owned by spouses, other immediate family members, closely-held corporations, shares held in retirement accounts for the  benefit  of  the named individuals, and other forms of ownership, over which the named persons possess sole or shared  voting  and/or  investment  power.
(2)  -     Based  on  3,598,318  shares  of common stock of the Corporation outstanding and entitled to vote at the meeting, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals)
by  exercising  options.
(3)  -     Includes  exercisable  options  to  purchase 16,885 shares of common stock at from $4.18 - $5.60 granted under  the  1995  Non-Employee  Stock  Option  Plan.
(4)  -     Includes  exercisable  options  to  purchase 68,983 shares of common stock at from $4.18 - $6.17 granted under  the  Incentive  Stock  Option  Plan.
(5)  -     Includes  exercisable  options  to  purchase 33,770 shares of common stock at from $4.18 - $5.60 granted under  the  1995  Non-Employee  Stock  Option  Plan.
(6)  -     Includes  exercisable  options  to  purchase 25,328 shares of common stock at from $4.18 - $5.60 granted under  the  1995  Non-Employee  Stock  Option  Plan.
(7)  -     Includes  exercisable  options  to  purchase 68,983 shares of common stock at from $4.18 - $6.17 granted under  the  Incentive Stock Option Plan.  Does not include 1,543 shares held by a related party to which Mr. Potter disclaims  beneficial  ownership.
(8)  -     Includes  exercisable  options  to  purchase 58,773 shares of common stock at from $4.18 - $6.17 granted under  the  Incentive  Stock  Option  Plan.
(9) -     Includes 374,034 shares of common stock subject to stock options exercisable within 60 days from March 1,
2001  held  by  the  Directors  and  named  executive  officers  of  the  Corporation  as  a  group.
(10)  -     Under  the Securities and Exchange Commission regulation, the term "named executive officer" is defined to  include  the  "chief  executive officer" regardless of compensation level, and the four most highly compensated executive  officers  (as  defined), other than the chief executive officer, whose total annual salary and bonus for the  last  completed  fiscal  year  exceeded  $100,000.


MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Boards of Directors of the Corporation and Summit National Bank conduct their business through meetings of the Boards and through their committees.
During the year ended December 31, 2000, the Board of Directors of the Corporation held four meetings and the Board of Summit National Bank held 12 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board and committees on which such Board member served during this period.

     The Executive Committee of the Board of Directors, consisting of Directors Brown, Kuhne, Poole, Potter, and McKinney met 11 times during 2000. The Executive Committee, exclusive of Mr. Potter, serves as the Compensation Committee. In its capacity as Compensation Committee, the Executive Committee is responsible for approval of remuneration arrangements of senior management, adoption of compensation plans, and granting options or other benefits under compensation plans.

     The Board of Directors of the Corporation has an Audit Committee, consisting of Directors Furman, McDonald, McKinney, and Short, which is responsible for developing and monitoring the Corporation's audit program. The Audit Committee selects the Corporation's outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee receives and reviews the reports and findings and other information presented to them by the internal auditor of the Bank regarding financial reporting policies and practices. The Audit Committee also engages in the activities described in the Audit Committee report. The Audit Committee met three times during the year ended December 31, 2000.

     The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met three times in its capacity as the nominating committee during the year ended December 31, 2000. The Corporation's Bylaws provide for shareholder nomination of directors.

DIRECTORS'  COMPENSATION

     During 2000, members of the Board of Directors of Summit Financial, who are not officers of the Corporation or of its subsidiaries, received a fee of $800 for each board meeting attended, and $150 for each committee meeting attended, except for the Chairman and Vice Chairman who received two times and one-and-one-half times, respectively, the standard attendance fees. Total fees paid to Directors of Summit Financial Corporation during 2000 was $99,200. There were no stock options granted to Directors during 2000 under the 1995 Summit Financial Corporation Non-Employee Stock Option Plan.


                       EXECUTIVE OFFICERS AND COMPENSATION
                       -----------------------------------

     Set forth below are the names, ages, titles, and descriptions of business experience of the named executive officers of the Company and its subsidiaries.

     J. RANDOLPH POTTER, age 54, has been President and Chief Executive Officer of the Corporation since its incorporation in May 1989.
     JAMES B. SCHWIERS, age 42, was promoted to Chief Operating Officer of Summit National Bank, a wholly-owned subsidiary of the Corporation in 1997. He has been Executive Vice President of Summit since March 1990.
     BLAISE B. BETTENDORF, age 38, is a certified public accountant and has been Senior Vice President/Chief Financial Officer and Assistant Secretary/Treasurer for the Corporation since February 1990.
     JAMES G. BAGNAL, III, age 56, has been Regional President of Summit National Bank since joining the Corporation in April 2000. He served as regional president in Spartanburg, South Carolina for Regions Bank from 1998 to 2000 and president of Spartanburg National Bank in Spartanburg, South Carolina for 10 years prior to 1998.

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table sets forth, for the years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Corporation and its subsidiaries, as well as other compensation paid or accrued for each of these years, to the chief executive officer and to each of the other most highly compensated executive officers (collectively the "Named Executive Officers") for services rendered in all capacities to the Corporation and its subsidiaries.



                                                SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                                   ---------------------------------------    -------------------------------------------
                                                                    OTHER        AWARDS           AWARDS
                                                                    ANNUAL     RESTRICTED       SECURITIES    ALL OTHER
NAME AND                                                           COMPEN-        STOCK         UNDERLYING     COMPEN-
PRINCIPAL POSITION         YEAR    SALARY ($) (1)   BONUS ($) (2)   SATION ($)  AWARDS ($)   OPTIONS/SARS (#)  SATION ($)

J. Randolph Potter,         2000   $      220,000   $       66,000         (3)  $22,240 (4)                 -  $82,964 (5)
President/CEO               1999   $      204,000   $       61,000         (3)           -                  -  $   46,928
                            1998   $      190,000   $       50,000         (3)           -                  -  $   87,022

James B. Schwiers,          2000   $      151,000   $       52,000         (3)  $22,240 (6)                 -  $15,767 (7)
Executive Vice              1999   $      140,000   $       40,000         (3)           -                  -  $   15,466
President/COO               1998   $      129,600   $       38,000         (3)           -                  -  $   15,745

Blaise B. Bettendorf,       2000   $      125,000   $       37,000         (3)  $22,240 (8)                 -  $13,847 (9)
Senior Vice                 1999   $      114,000   $       34,000         (3)           -                  -  $   13,646
President/CFO               1998   $      105,000   $       30,000         (3)           -                  -  $   13,475

James G. Bagnal, III        2000   $       94,000
Regional President (10)      (10)             (10)               -         (3)           -             52,500  $6,170 (11)


FOOTNOTES  TO  PRECEDING  TABLE:
(1)  -     All  compensation,  including  fringe  benefits,  is  paid  by  Summit  National  Bank.
(2)  -     Reflects  bonuses  awarded  for  the  current  year  which  were  paid  in  the  subsequent  year.
(3)  -     Certain  amounts  may  have  been expended by the Company which may have had value as a personal benefit to the executive officer.  However, the total value of such benefits for any year presented did not exceed, in the aggregate, the lesser  of  $50,000  or  10%  of  the  annual  salary  and  bonus  of  such  executive  officer.
(4)  -     Pursuant  to the Corporation's Restricted Stock Plan, in 2000 Mr. Potter was awarded 2,100 shares (adjusted for stock  dividends)  of  the Corporations's common stock.  This award was granted for nominal consideration and restrictions lapse  20%  each  year  over a period of 5 years from the date of the award.  At December 31, 2000, Mr. Potter held 21,548 shares  of  restricted stock, the market value of which was approximately $199,000.  As of December 31, 2000, restrictions on  11,669 shares of the restricted stock had lapsed.  Dividends are payable on the restricted stock to the extent paid on the  Corporation's  common  stock  generally.
(5)  -     The  amount  for  2000  is  comprised  of  (i)  $10,400  contributed by the Corporation to the Summit Financial
Corporation  401(k)  Plan to match fiscal 2000 pre-tax deferral contributions, all of which was vested; (ii) approximately
$7,200  of  insurance  premiums  paid  by  the Corporation on behalf of Mr. Potter; and (iii) $65,364 which represents the accrued  vested  benefit  to  Mr.  Potter of retirement benefits pursuant to a nonqualified salary continuation agreement.
(6) -     Pursuant to the Corporation's Restricted Stock Plan, in 2000 Mr. Schwiers was awarded 2,100 shares (adjusted for stock  dividends)  of  the Corporations's common stock.  This award was granted for nominal consideration and restrictions lapse  20%  each year over a period of 5 years from the date of the award.  At December 31, 2000, Mr. Schwiers held 16,686 shares  of  restricted stock, the market value of which was approximately $154,000.  As of December 31, 2000, restrictions on  9,172  shares of the restricted stock had lapsed.  Dividends are payable on the restricted stock to the extent paid on the  Corporation's  common  stock  generally.
(7)  -     The  amount  for  2000  is  comprised  of  (i)  $10,500  contributed by the Corporation to the Summit Financial
Corporation  401(k)  Plan to match fiscal 2000 pre-tax deferral contributions, all of which was vested; (ii) approximately
$4,000  in  insurance  premiums  paid  by the Corporation on behalf of Mr. Schwiers; and (iii) $1,267 which represents the accrued  vested  benefit  to Mr. Schwiers of retirement benefits pursuant to a nonqualified salary continuation agreement.
(8)  -     Pursuant  to the Corporation's Restricted Stock Plan, in 2000 Ms. Bettendorf was awarded 2,100 shares (adjusted for  stock  dividends)  of  the  Corporations's  common  stock.  This  award  was  granted  for  nominal consideration and restrictions  lapse  20%  each  year  over  a  period  of  5  years from the date of the award.  At December 31, 2000, Ms.
Bettendorf  held  14,255 shares of restricted stock, the market value of which was approximately $132,000.  As of December
31,  2000, restrictions on 7,713 shares of the restricted stock had lapsed.  Dividends are payable on the restricted stock to  the  extent  paid  on  the  Corporation's  common  stock  generally.
(9)  -     The  amount  for  2000  is  comprised  of  (i)  $7,398  contributed  by the Corporation to the Summit Financial
Corporation  401(k)  Plan to match fiscal 2000 pre-tax deferral contributions, all of which was vested; (ii) approximately
$6,000  in  insurance  premiums  paid  by the Corporation on behalf of Ms. Bettendorf; and (iii) $449 which represents the accrued  vested benefit to Ms. Bettendorf of retirement benefits pursuant to a nonqualified salary continuation agreement.
(10) -     Mr. Bagnal joined the Corporation in April 2000.  Compensation received by Mr. Bagnal as reported is related to the  partial  year  based  on  an  annual  salary  of  $130,000.
(11)  -     The  amount  for  2000  is  comprised  of  (i)  $2,100  contributed by the Corporation to the Summit Financial
Corporation  401(k)  Plan to match fiscal 2000 pre-tax deferral contributions, which was partially vested; and (ii) $4,070 in  insurance  premiums  paid  by  the  Corporation  and imputed income on the term portion of split dollar life insurance coverage  paid  by  the  Corporation  on  behalf  of  Mr.  Bagnal.


OPTION/SAR  GRANTS  TABLE

     The following table sets forth the qualified stock options granted under the 1999 Incentive Stock Option Plan to any of the individuals named in the Summary Compensation Table during 2000. Also listed is the estimated present value of the grants.

                             OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                 GRANT  DATE
                             INDIVIDUAL GRANTS                                     VALUE
                       ------------------------------------------------------   ------------
                        NUMBER OF     % OF TOTAL
                       SECURITIES    OPTIONS/SARS
                       UNDERLYING     GRANTED TO     EXERCISE OR                  GRANT DATE
                      OPTIONS/SARS   EMPLOYEES IN    BASE PRICE    EXPIRATION   PRESENT VALUE
NAME                   GRANTED (#)    FISCAL YEAR     ($/SHARE)       DATE           ($)

James G. Bagnal, III         52,500          36.5%  $    9.05 (1)    04/20/10  $       279,300


(1)  -     The  exercise price was equal to the market price of the underlying security on the date  of  grant.
(2) -     The grant date present values are estimates only, arrived at using the Black-Scholes option  pricing  model with the following weighted average assumptions as of the December 2000 grant  date:  risk-free  interest  rate  of  4.95%,  expected life of option of 4.9 years, and expected  stock  volatility  of  63.5%.  No  cash dividends have been paid by the Corporation.


OPTION  EXERCISE  TABLE

     The following table shows stock option exercises by the individuals named in the Summary Compensation Table during the year ended December 31, 2000. In addition, this table includes the number of shares (adjusted for stock dividends) covered by both exercisable and non-exercisable options as of December 31, 2000. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year end market price of Summit Financial Corporation common stock.



            AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR,
                      AND FISCAL YEAR-END OPTION/SAR VALUES


                                                NUMBER  OF        VALUE  OF
                                                SECURITIES       UNEXERCISED
                                                UNDERLYING      IN-THE-MONEY
                                                UNEXERCISED     OPTIONS/SARS
                                               OPTIONS/SARS     AT  FY-END($)
                                               AT  FY-END(#)         (1)
                     NUMBER  OF
                       SHARES
                      ACQUIRED     $  VALUE     EXERCISABLE/     EXERCISABLE/
NAME                ON EXERCISE     REALIZED   UNEXERCISABLE     UNEXERCISABLE

J. Randolph Potter       60,268    $488,200  68,983 / 10,210  $268,600 / $31,500
James B. Schwiers        29,976    $267,700  68,982 / 10,210  $268,600 / $31,500
Blaise B. Bettendorf     30,134    $244,100  58,772 /  7,658  $237,100 / $23,600
James G. Bagnal, III          -           -     -0- / 52,500  $      0 / $10,500

(1)  -     The  market price was $9.25 on December 31, 2000 based on the closing price  of  the  Corporation's  stock  as  quoted on the NASDAQ Small Cap Market.


EMPLOYEE  AGREEMENTS

     The Corporation has entered into substantially similar noncompetition, severance, and employment agreements (the "Agreement" individually) with J. Randolph Potter, James B. Schwiers, Blaise B. Bettendorf, and James G. Bagnal, III (each an "Executive"). The Agreement is summarized below. However, this summary is qualified in its entirety by reference to the Agreement itself.

     Under the Agreement, the Executive is given duties and authority typical of similar executives and the Corporation is obligated to pay the Executive an annual salary determined by the Board, such incentive compensation as may become payable to the Executive under the Corporation's bonus plans, and certain other typical executive benefits. The provisions of the Agreement are to continue until such time as the Executive's employment is terminated as provided for in the Agreement. In the event the Executive voluntarily terminates his employment with the Corporation, the Corporation's obligations under the Agreement cease as of the date of such termination and the Executive is subject to a 12 month non-competition provision as defined in the Agreement. In the event that the Corporation shall terminate the Executive's employment without cause (as defined in the Agreement), the Corporation is obligated to continue monthly salary payments for a minimum period of 1 year up to a maximum of 3 years. The Executive is subject to a non-competition provision as defined in the Agreement for the entire period severance payments are made. In the event of a change in control as defined by the Agreement, the Executive is entitled to an amount equal to 3 times his annual base pay amount computed and paid over a three-year period as provided for in the Agreement. The Executive is subject to a non-competition provision as defined in the Agreement for a period of up to 3 years while the Executive is receiving payments following a change in control.

     In addition, during 1998, the Corporation established a salary continuation plan pursuant to agreements with certain executives of the Corporation and its bank subsidiary. Under the Salary Continuation Agreements, an executive will be entitled to a stated annual benefit for a period of 20 years upon retirement from the Corporation after attaining the age of 65, or upon the executive's death or disability, in which case the benefits would be payable immediately to the executive's beneficiary. If the executive's employment is terminated voluntarily or is terminated as a result of a change in control of the Corporation as defined in the agreement, a reduced annual benefit will be payable at the age of 65 pursuant to the early termination terms of the agreement. Mr. Potter, Mr. Schwiers and Ms. Bettendorf have entered into Salary Continuation Agreements with the Corporation that currently provide annual benefits at age 65 of $113,200, $29,562, and $21,624, respectively.

     Mr. Bagnal has a Split Dollar Agreement with the Corporation whereby the Corporation pays the annual premiums on a split dollar life insurance policies on the life of Mr. Bagnal. Premiums paid by the Corporation will be repaid from the death benefit and the balance will be paid to Mr. Bagnal's beneficiaries. In the event of termination of employment, other than on death, Mr. Bagnal has the right to purchase the policy from the Corporation for the an amount equal to the cumulative premiums on the policy paid by the Corporation.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During 2000, the following persons served on the Executive Committee in its capacity as Compensation Committee: Mr. C. Vincent Brown (Chairman), Mr. John
A.  Kuhne  (Vice  Chairman),  Mr.  David  C. Poole (Secretary), and Mr. Larry A.
McKinney. Mr. Brown is a member of the law firm of Brown, Massey, Evans, McLeod, and Haynsworth, Attorneys at Law, P.A. This firm serves as general counsel for the Corporation and its subsidiaries. This firm receives payment for legal services provided in the normal course of business.

     Certain of the Directors who are members of the Compensation Committee, and members of the immediate family and affiliates of such Directors, have from time to time engaged in banking transactions with the Corporation's subsidiary bank and are expected to continue such relationships in the future. All loans or other extensions of credit made by the Corporation's subsidiary bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectability or present other unfavorable features.


                          COMPENSATION COMMITTEE REPORT
                          -----------------------------

     The Executive Committee, exclusive of Mr. Potter, functions as the Compensation Committee of the Board of Directors of the Corporation. The
Compensation Committee is responsible for establishing, implementing and monitoring all compensation policies of the Corporation and its primary operating subsidiary, Summit National Bank. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Corporation and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of executive officers of the Corporation and recommends individual compensation levels to the Compensation Committee for their approval.

     The Compensation Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. Compensation policies must be maintained to promote: 1) the attraction and retention of highly qualified executives; 2) motivation of executives that is related to the performance of the individual and the Corporation; 3) current and long-term performance; and 4) a financial interest in the success of the Corporation similar to the interest of its shareholders.

     The Corporation's current compensation plan involves a combination of salary and bonus to reward short-term performance; grants of stock options or restricted stock, both of which generally vest over five-year periods, to encourage long-term performance; and retirement benefits pursuant to salary continuation agreements with certain officers.

     The base salary levels of the executive officers are designed to be competitive within the financial services industry and are intended to reflect individual performance and responsibility. Awards of stock options or restricted stock are intended to provide executives with increased motivation and incentive to exert their best efforts on behalf of the Corporation by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Corporation. The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning managements' and shareholders' interest in the enhancement of shareholder value.

Compensation  Paid  in  2000
----------------------------

     The Corporation's policy as to compensation of its executive officers, including the CEO, has to date been based upon level of performance in relation to the responsibilities and accomplishments incident to the individual's job description. In determining compensation, the Committee considers the progress made by the Corporation in laying a foundation for future revenue enhancements, income improvements, growth of the Corporation, quality of the loan portfolio, and growth of shareholder value.

     Compensation paid J. Randolph Potter, Chief Executive Officer and President of the Corporation, and the other named executive officers in 2000 consisted of the following elements: (1) a base salary; (2) a cash bonus; (3) restricted stock grants for Mr. Potter, Mr. Schwiers and Ms. Bettendorf; (4) stock option grants for Mr. Bagnal; (5) certain perquisites, the total of all which did not exceed 10% of base salary and bonus amounts; (6) premiums paid by the Corporation on behalf of the executives with respect to insurance not generally available to all employees; (7) vested amounts of retirement benefits pursuant to the nonqualified salary continuation agreement for certain officers; and (8) the various forms of other compensation set forth in the Summary Compensation
Table  above  which  were  generally  available  to  all  employees.

     During 2000, total assets of the Corporation grew 31%, average earning assets grew 19%, net income increased 10% and return on average assets and average equity were reported at 1.25% and 13.57%, respectively. The Corporation's nonperforming assets, past due loans, and net charge-off ratios all remained low in 2000 in comparison to peers as management continued to maintain high loan quality while achieving growth goals.

     During the year 2000, the base compensation for Mr. Potter was $220,000. For 2001, Mr. Potter's base compensation was increased 6.8% to $235,000. Mr. Potter was also awarded a cash bonus (determined on a subjective basis) of $66,000 for the year ended 2000 based on the Corporation's performance in 2000 when record earnings were reported. Mr. Potter was also granted restricted stock options in 2000 which vest over a five year period to provide additional incentive for continuing increasing trends in growth and profitability. The Committee assessed that Mr. Potter continues to provide the Corporation with strong leadership in overseeing growth and expansion for both Summit National Bank and Freedom Finance, Inc. in 1999 and 2000. This growth has positioned the Corporation for continued increases in profitability measures as discussed above.

     Based upon the factors discussed above, the Compensation Committee continues to believe that Mr. Potter's compensation package as Chief Executive Officer and President of the Corporation appropriately reflects the Corporation's short-term and long-term performance goals.

COMPENSATION  COMMITTEE:
          C.  Vincent  Brown         David  C.  Poole
          John  A.  Kuhne            Larry  A.  McKinney


                             STOCK PERFORMANCE GRAPH
                             -----------------------

     The following chart provides a graphic comparison of the cumulative total shareholder return (calculated based upon the stock appreciation) on the common stock of the Corporation for the five year period from December 31, 1995 through December 31, 2000, as compared with the cumulative total return on the NASDAQ Market Index and the peer group selected by the Corporation over the same period. All cumulative returns assume an initial investment of $100 in each of the Corporation's shares, the NASDAQ Market Index and the peer group and the reinvestment of all dividends.



COMPANY               1995    1996    1997    1998    1999    2000

Summit Financial
Corporation          100.00  114.45  204.89  252.18  219.22  177.51
Peer Group Index     100.00  118.77  195.84  192.00  151.14  159.96
Nasdaq Market Index  100.00  124.27  152.00  214.39  378.12  237.66



Note  regarding  the  preceding  graph:
--------------------------------------
The data included in the foregoing graph was prepared by Media General Financial Services. The peer group selected for the cumulative returns comparison is publicly traded Southeastern and Mid-Atlantic banks with total assets less than $250 million.

The following companies included in the comparative data for 2000 which have previously been in the peer group are: Abigail Adams National Bancorporation; Annapolis National Bancorporation; Bank of South Carolina; Capital Bank Corporation; Carolina Southern Bank; Central Virginia Bankshares; Century Bancshares, Inc.; Community Bankshares; Community Financial Corporation; Cowlitz Bancorporation; Dearborn Bancorp Inc.; ECB Bancorp Inc.; First Georgia Holdings; First West Virginia Bancorporation; Golden Isles Financial Holdings; Great Pee Dee Bancorporation; Premier Community Bankshares (formerly Marathon Financial Corporation); Shore Financial Corporation; Southwest Georgia Financial Corporation; and Union Community Bancorporation.

Companies which meet the criteria to be included in the peer group for the first time in 2000 are: Eagle Bancorporation, Inc.; and First Community Financial Corporation. The following institutions which were previously in the peer group, no longer meet the criteria for inclusion: Heritage Bancorp, Inc.; and Suburban Bancshares, Inc.



                          TRANSACTIONS WITH MANAGEMENT
                          ----------------------------

     Certain of the executive officers and Directors of the Corporation, and members of the immediate family and affiliates of such persons, have from time to time engaged in banking transactions with the Corporation's subsidiary bank and are expected to continue such relationships in the future. All loans or other extensions of credit made by the Corporation's subsidiary bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectability or present other unfavorable features.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's Directors and executive officers, and persons who own more than 10% of the Corporation's common stock, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of the common stock. Officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of the reports it received and written representations provided to the Corporation from the individuals required to file the reports, the Corporation believes that, for the year ended December 31, 2000, each of the Corporation's executive officers and Directors has complied with applicable reporting requirements for transactions in Summit Financial Corporation common stock, except that Mr. Schwiers filed late one report covering one transaction.


                         INDEPENDENT PUBLIC ACCOUNTANTS
                         ------------------------------

     KPMG LLP has served as the independent accountants of the Corporation since its organization in 1989. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so. The Board of Directors has selected KPMG LLP as the independent public accountants for the Corporation for the year ending December 31, 2001.

AUDIT  FEES

     Aggregate fees paid to KPMG LLP for the 2000 audit and related quarterly reviews totaled $34,500. There were no out-of-pocket expenses incurred related to the 2000 audit. KPMG LLP did not perform any other services for the Corporation during the year ended December 31, 2000 and the Corporation did not pay any other fees to KPMG. The Audit Committee considers KPMG LLP to be independent with regard to the audit services provided to the Corporation during the year.


                      SHAREHOLDER PROPOSALS AND NOMINATIONS
                      -------------------------------------

     The 2002 Annual Meeting is expected to be held on April 17, 2002. Proposals that shareholders seek to have included in the proxy statement for the Corporation's next annual meeting must be received by the Corporation no later than November 16, 2001. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission. If any shareholder proposal is received after February 2, 2002, the Corporation's proxies for the 2002 Annual Meeting may exercise discretionary authority with respect to such proposal at the 2002 Annual Meeting without any reference to such proposal being made in the proxy statement for that meeting.


                             AUDIT COMMITTEE REPORT
                             ----------------------

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Summit Financial's independent auditors, accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Summit Financial's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

AUDIT  COMMITTEE:
     J.  Earle  Furman,  Jr.  (Chairman)      T.  Wayne  McDonald
     Larry  A.  McKinney                      George  O.  Short,  Jr.


                                  OTHER MATTERS
                                  -------------

     The Board of Directors and management of the Corporation knows of no matters other than those stated above that are to be brought before the 2001 Annual Meeting. However, if any other matter should be presented for consideration and voting at the 2001 Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Corporation.

     The Corporation will pay the cost of this proxy solicitation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Summit Financial Corporation common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Corporation's Annual Report to Shareholders is included with this proxy statement and is being mailed to shareholders of record as of the close of business on March 1, 2001. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation.

     A copy of the Corporation's Form 10-K, without exhibits, for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record as of the close of business on March 1, 2001 upon written request to Corporate Secretary, Summit Financial Corporation, Post Office Box 1087, Greenville, South Carolina, 29602.

     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

     /s/  J.  Randolph  Potter

     J.  RANDOLPH  POTTER
     PRESIDENT  &  CHIEF  EXECUTIVE  OFFICER

March  16,  2001
Greenville,  South  Carolina

                                   APPENDIX A
                                   ----------

                          SUMMIT FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
               ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 20, 2000

I.     AUDIT  COMMITTEE  PURPOSE
The Audit Committee of Summit Financial Corporation (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     Monitor the independence and performance of the Company's independent auditors and Internal Auditing Department.

     Provide an avenue of communication among the independent auditors, management, the Internal Auditing Department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.     AUDIT  COMMITTEE  COMPOSITION  AND  MEETINGS

Audit Committee members shall meet the requirements of the NASDAQ Stock Market. The Audit Committee shall be comprised of at least four directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board on recommendation of the Executive Committee. The Audit Committee Chairman will be designated; however, if the Chairman is not present at a meeting, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairman, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     AUDIT  COMMITTEE  RESPONSIBILITIES  AND  DUTIES

Review  Procedures
------------------

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgements.

3. In consultation with the management, the independent auditors, and the internal auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.
Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

Independent  Auditors
---------------------

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the audit committee in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal  Audit  Department  and  Legal  Compliance
---------------------------------------------------

11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

12. Review the appointment, performance, and replacement of the senior internal audit executive.

13. Review significant reports prepared by the Internal Audit Department together with management's response and follow-up to these reports.

14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquires received from regulators or government agencies.

Other  Audit  Committee  Responsibilities
-----------------------------------------

15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

16. Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                        APPENDIX  B  -  FORM  OF  PROXY
                        -------------------------------

                                    PROXY

                          SUMMIT FINANCIAL CORPORATION
                              POST OFFICE BOX 1087
                          937 NORTH PLEASANTBURG DRIVE
                        GREENVILLE, SOUTH CAROLINA 29602
                                 (864) 242-2265

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS in connection with the Annual Meeting of the shareholders of SUMMIT FINANCIAL CORPORATION (the "Company"). The undersigned hereby appoints Blaise B. Bettendorf and James B. Schwiers, or either of them, as Proxies of the undersigned, with full power of substitution to vote, as designated on the reverse side of this proxy, the number of shares of common stock of the Company held of record by the undersigned on March 1, 2001 on the proposals set forth on the reverse and described in the accompanying proxy statement at the Annual Meeting of Shareholders of the Company to be held on Wednesday, April 18, 2001, at 10:00 a.m. at The Thornblade Club, 1275
 Thornblade  Boulevard,  Greer,  South  Carolina

     THIS PROXY WILL BE VOTED AS DIRECTED. IF YOU EXECUTE AND RETURN THIS PROXY BUT DO NOT SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED ON THE REVERSE, AND, IN THE PROXIES' DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.
THIS  PROXY  IS  REVOCABLE  PRIOR  TO  ITS  EXERCISE.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


1. To elect six directors to the Board of Directors for terms specified at right and thereafter until their successors are duly elected and qualified.

     FOR ALL OF THE                WITHHOLD
     NOMINEES                      AUTHORITY
(except as indicated to       to vote for nominees
  the  contrary  below)            listed

       ________                    ________

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that person's name below.)


_________________________________

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  ALL  NOMINEES.


NOMINEES:

FOR  THREE  YEAR  TERMS:
Ivan  E. Block;  J. Earle Furman, Jr.;  T. Wayne McDonald;  James G. Bagnal, III

FOR  TWO  YEAR  TERM:
Allen  H.  McIntyre

FOR  ONE  YEAR  TERM:
James  B.  Schwiers


2.  To  transact  such  other  business  as  may properly come before the Annual
Meeting  or  any  adjournment  thereof.


Only those holders of record of the Common Stock of the Company at the close of business on March 1, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

A Proxy Statement is enclosed herewith. Please sign, date and return this Proxy promptly in the enclosed envelope. IF YOU ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.


SIGNATURE_____________________________     DATE_________
SIGNATURE____________________________     DATE__________
(Signature  if  held  jointly)

NOTE: Your signature should correspond with your name as it appears hereon. Joint owners should each sign. When signing for a corporation or partnership or as agent, attorney, executor, administrator, trustee, or guardian, please set forth full title as it appears hereon.